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EXHIBIT 10.10.3   QUAKER CITY FEDERAL SAVINGS AND LOAN ASSOCIATION CHANGE IN
                  CONTROL AGREEMENT RENEWAL AND EXTENSION ACKNOWLEDGEMENT BETWEEN QUAKER CITY FEDERAL SAVINGS AND LOAN ASSOCIATION AND KAREN A. TANNHEIMER DATED JULY 1, 1997.



               QUAKER CITY FEDERAL SAVINGS AND LOAN ASSOCIATION
                          CHANGE IN CONTROL AGREEMENT
                     RENEWAL AND EXTENSION ACKNOWLEDGEMENT



Name of participant:        Karen A. Tannheimer
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The undersigned participant does hereby acknowledge that, at their regularly scheduled meeting on June 19, 1997, the Board of Directors of Quaker City Federal Savings and Loan Association acted to renew and extend the Quaker City Federal Savings and Loan Association Change in Control Agreement with the undersigned participant to a full twenty-four (24) month term, until June 30, 1999.

Dated this       1st      day of July    , A.D.,       1997       .
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                                            QUAKER CITY FEDERAL SAVINGS AND
                                            LOAN ASSOCIATION



/s/ Karen A. Tannheimer                     By: /s/ Frederic R. McGill
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Participant                                    President